EXHIBIT 10.18

FORM OF SUBSCRIPTION AGREEMENT

Oilsands Quest Inc.
800, 326 – 11th Avenue SW
Calgary, Alberta, Canada
T2R 0C5

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1.	This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Oilsands Quest Inc., a Colorado corporation (the “Corporation”) and the Investor.

2.
The Corporation has authorized the sale and issuance of up to — shares (the “Securities”) of the Corporation’s common stock, $0.001 par value per share (the “Common Stock”) for a purchase price of $— per share (the “Offering”).  The Investor acknowledges that the Corporation may enter into subscription agreements in substantially the same form as this Agreement with certain other investors.

3.
As of the Closing (as defined below) and subject to the terms and conditions hereof, the Corporation and the Investor agree that the Investor will purchase from the Corporation and the Corporation will issue and sell to the Investor such number of Securities as is set forth on the signature page hereto (the “Signature Page”).  The Investor acknowledges that the Offering is not a firm commitment underwriting and that there is a minimum offering amount.

4.
The completion of the purchase and sale of the Securities shall occur at a closing (the “Closing”) which is expected to occur on or about —, 2009.  At the Closing, (i) the Corporation shall cause its transfer agent to release to the Investor the number of Securities being purchased by the Investor, and (ii) upon receipt of such Securities, the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Corporation.

5.
The Offering and issuance of the Securities pursuant to this Agreement have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”).  The Corporation and the Investor will enter into a registration rights agreement, dated as of the date hereof (the “Registration Rights Agreement”), in substantially the form attached hereto as Exhibit A.

6.	On or prior to the date of the Closing (the “Closing Date”), the Corporation shall deliver or cause to be delivered to the Investor the following (the “Corporation Deliverables”):

(i)           this Agreement, duly executed by the Corporation;

(ii)           one or more stock certificates, evidencing the Securities subscribed for by Investor hereunder, registered in the name of such Investor or as otherwise set forth on the Signature Page;

(iii)           legal opinions of one or more counsel to the Corporation (“Corporation Counsel”), dated as of the Closing Date and covering the matters set forth in Exhibit B, executed by such counsel and addressed to the Investor;

(iv)           the Registration Rights Agreement, duly executed by the Corporation; and

(v) a certificate of the Secretary of the Corporation, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Corporation or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the issuance of the Securities, (b) certifying the current versions of the articles of incorporation, as amended, and by-laws, as amended, of the Corporation and (c) certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Corporation, in the form attached hereto as Exhibit C; and

(vi)            the Compliance Certificate referred to in Section 12(g).

7.	On or prior to the date of the Closing, the Investor shall deliver or cause to be delivered to the Corporation the following (the “Investor Deliverables”):

(i)           this Agreement, duly executed by the Investor;

(ii)           the aggregate purchase price to be paid for the Securities purchased hereunder, in U.S. dollars and in immediately available funds, in the amount indicated above the Investor’s name on the Signature Page by wire transfer in accordance with the Corporation’s written instructions; and

(iii) the Registration Rights Agreement, duly executed by such Investor.

8.	The Corporation hereby makes the following representations, warranties and covenants to the Investor:

(a) (i) The Corporation is duly incorporated, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate authority to carry on its businesses, as now conducted and as presently proposed to be conducted by it, and to own its assets.  The Corporation is qualified to carry on business under the laws of each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

(ii) Each Material Subsidiary (as defined below) has been duly incorporated, continued or organized, as the case may be, and is validly existing under the laws of the jurisdiction of its incorporation, continuance or organization and has all requisite corporate authority and power to carry on its businesses, as now conducted and as presently proposed to be conducted by it, and to own its assets.  Each Material Subsidiary is qualified to carry on business under the laws of each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.  “Material Subsidiaries” means Oilsands Quest Sask Inc. (“OQI Sask”) and any other subsidiary of the Corporation, the total assets of which constitute more than 10% of the consolidated assets of the Corporation as at April 30, 2009 or the total revenues of which constitute more than 10% of the consolidated revenues of the Corporation as at April 30, 2009.

(b) The only subsidiaries of the Corporation are OQI Sask, Township Petroleum Corporation, Western Petrochemicals Corp., Stripper Energy Services Inc., Oilsands Quest Technology Inc., 1291329 Alberta Ltd. and 1259882 Alberta Ltd. and the only Material Subsidiary of the Corporation is OQI Sask.  Except for the exchangeable shares described in the Corporation’s Annual Report on Form 10-K for the fiscal year ended April 30, 2009 (the “Form 10-K”), the Corporation owns, directly or indirectly, all of the capital stock or comparable equity interests of each subsidiary free and clear of any and all liens, and all the issued and outstanding shares of capital stock or comparable equity interests of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(c) The Corporation has full corporate capacity, power and authority to enter into this Agreement and the Registration Rights Agreement and to perform its obligations set out herein and therein (including, without limitation, to create, issue and sell the Securities), and each of this Agreement and the Registration Rights Agreement has been duly authorized and executed by the Corporation, and when delivered in accordance with the terms hereof and thereof, will be a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms.  The Corporation’s execution and delivery of each of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Securities) have been duly authorized by all necessary corporate action on the part of the Corporation, and no further corporate action is required by the Corporation, its Board of Directors or its shareholders in connection therewith.

(d) The Corporation shall (i) before 8:30 A.M., New York City time, on —, 2009, issue a press release (the “Press Release”), disclosing all material aspects of the transactions contemplated hereby and by the Registration Rights Agreement and any other material, non-public information that the Corporation may have provided any Investor at any time prior to the filing of the Press Release, and (ii) make such other filings and notices in the manner and time required by the U.S. Securities and Exchange Commission (the “Commission”) with respect to the transactions contemplated hereby.  From and after the issuance of the Press Release, the Investor shall not be in possession of any material, non-public information regarding the transactions contemplated hereby and by the Registration Rights Agreement or received from the Corporation or any of its officers, directors or employees, that is not disclosed in the Press Release.  The Corporation shall not publicly disclose the name of the Investor or any affiliate or investment adviser of the Investor, or include the name of the Investor or any affiliate or investment adviser of the Investor in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of the Investor, except (i) as required by U.S. federal or Canadian securities law (including in connection with any resale registration statement and accompanying prospectus) or a trading market on which the securities of the Corporation trade and (ii) to the extent such disclosure is required by law or trading market regulations, in which case the Corporation shall provide the Investor with prior notice thereof.

(e) The Corporation confirms that neither it nor any of its officers or directors nor any other person acting on its or their behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of this Agreement and the Registration Rights Agreement and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Corporation in the Press Release.  From and after the filing of the Press Release, except with the express written consent of the Investor and unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information, neither the Corporation nor any other person acting on its behalf will provide the Investor or its agents or counsel with any information that the Corporation believes constitutes material non-public information.  The Corporation understands and confirms that the Investor shall rely on the foregoing covenant in this Section 8(e) in effecting transactions in securities of the Corporation.

(f) The Corporation has filed all reports, schedules, forms, statements and other documents required to be filed by it under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Exchange Act Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such Exchange Act Reports prior to the expiration of any such extension, except for the Form 10-K.  As of their respective filing dates, the Exchange Act Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the Exchange Act Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) The authorized capital of the Corporation consists of 750 million shares of Common Stock and 10 million preferred shares, issuable in series, and as of December 14, 2009 the issued and outstanding capital of the Corporation consists of 278,119,961 shares of Common Stock, and one Series B Preferred Share, each of which has been validly issued as a fully paid and non-assessable share in the capital of the Corporation.  Except as described in the Form 10-K, the Corporation’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2009, as amended,  and the Corporation's Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (collectively, the “Form 10-Qs”) and any other periodic reports filed by the Corporation pursuant to Section 13(a) or 15(d) of the Exchange Act since April 30, 2009, no person, firm, corporation or entity holds any securities convertible or exchangeable into securities of the Corporation or any subsidiary or has any agreement, warrant, option, right or privilege (whether pre-emptive or contractual) being or capable of becoming an agreement, warrant, option or right for the purchase, subscription or issuance of any unissued securities of the Corporation or any subsidiary.  There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

(h)  The Securities to be issued and sold by the Corporation hereunder have been duly and validly created, authorized and reserved and, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable and free of liens or any pre-emptive or similar rights and will conform to the description thereof contained in the Corporation’s Registration Statement on Form 10-SB filed on October 14, 2005, as amended by the Corporation’s Registration Statement on Form 8-A filed on March 13, 2006 and August 23, 2006.

(i) The consolidated financial statements of the Corporation included in the Form 10-K (as modified by the Corporation’s Form 8-K filed on September 10, 2009) and the Form 10-Qs fairly present, in all material respects and in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied, the financial position and condition, the results of operations, cash flows and other information purported to be shown therein of the Corporation as at the dates thereof and for the periods then ended and reflect all assets, liabilities and obligations (absolute, accrued, contingent or otherwise) of the Corporation as at the dates thereof required to be disclosed in accordance with GAAP, and include all adjustments necessary for a fair presentation.  Such financial statements comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

(j) Since the date of the latest audited financial statements included in the Form 10-K (as modified by the Corporation's Form 8-K filed on September 10, 2009), except as disclosed in subsequent Exchange Act Reports filed prior to the date hereof, (A) there have been no facts, transactions, events or circumstances which, individually or in the aggregate, have had or could reasonably be expected to have a material and adverse effect on the condition (financial or otherwise), properties, assets, prospects, liabilities, obligations, cash flow, income or business operations of the Corporation and its subsidiaries (taken as a whole) (a “Material Adverse Effect”) and (B) the Corporation has not incurred any material liabilities (contingent or otherwise) other than (i) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Corporation’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission.  Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Corporation or its subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Corporation under applicable securities laws on a registration statement on Form S-1 filed with the Commission relating to an issuance and sale by the Corporation of Common Stock at the time this representation is made that has not been publicly disclosed at least one business day prior to the date that this representation is made.

(k) KPMG LLP is, and Pannell Kerr Forster was, independent with respect to the Corporation as required by applicable Canadian Securities Laws and the rules of the NYSE AMEX and there has not been any reportable disagreement (within the meaning of Section 4.11 of National Instrument No. 51-102 of the Canadian Securities Administrators) with the auditors of the Corporation since incorporation of the Corporation.

(l) The issued and outstanding shares of Common Stock are, and subject to the approval of the NYSE AMEX, the Securities will be, listed and posted for trading on the NYSE AMEX and the Corporation is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with the by-laws, rules and regulations of the NYSE AMEX.

(m) Neither the Corporation nor, to the Corporation’s knowledge, any of its affiliates or any person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Corporation security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Corporation of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Corporation for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of the NYSE AMEX.  The Corporation shall not sell, offer for sale or solicit offers to buy any security (as defined in Section 2 of the Securities Act) in a transaction that would be integrated with the offer or sale of the Securities in a manner that would require registration under the Securities Act of the sale of the Securities to the Investor, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the NYSE AMEX such that it would require approval of the Corporation’s shareholders prior to the closing of such other transaction, unless such shareholder approval is obtained before the closing of such other transaction.

(n) The execution, delivery and performance by the Corporation of this Agreement and the Registration Rights Agreement, including without limitation, the sale and delivery of the Securities by the Corporation in accordance with the terms hereof (i) do not and will not (or will not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with or result in a default under (A) any of the terms or provisions of the articles or by-laws of the Corporation or any organizational documents of any subsidiaries, (B) any resolution of the board of directors, (or any committee thereof) or securityholders of the Corporation, or (C) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Corporation, or any agreement, license or permit to which the Corporation is a party; (ii) do not and will not result in the violation of any law or the rules and regulations of any self-regulatory organization, including the NYSE AMEX; and (iii) do not and will not give rise to any lien on or with respect to the properties or assets now owned or hereafter acquired by the Corporation or the acceleration of or the maturity of any indebtedness or other liabilities or obligations under any indenture, mortgage, lease, agreement or instrument binding or affecting any of them or any of its properties, except, in each case, for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on the Corporation’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(o) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental, regulatory or self-regulatory agency or body or other person is required for the valid authorization, execution, delivery and performance by the Corporation of this Agreement or the Registration Rights Agreement or the issuance of the Securities, except for such consents, approvals, authorizations, registrations, filings or qualifications as may be required under the Securities Act, state securities or “blue sky” laws, the Financial Industry Regulatory Authority or in connection with the listing of the Securities on the NYSE AMEX, which have been or will be obtained or made.

(p) Each of the Corporation and its subsidiaries has conducted and is conducting its business in compliance in all respects with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and holds all valid permits, licenses, registrations, qualifications, consents and approvals that are required and necessary to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated, except in each case where the failure to be in such compliance or to hold such permits, licenses, registrations, qualifications, consents and approvals would not have or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Corporation and its subsidiaries (taken as a whole) and all such permits, licenses, registrations, qualifications, consents and approvals are in good standing and none contains any term, provision, condition or limitation which will have or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Corporation and its subsidiaries (taken as a whole) and the Corporation is not aware of any fact or matter which would reasonably be expected to result in the termination of any such permit or otherwise have or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Corporation and its subsidiaries (taken as a whole).  Neither the Corporation nor any of its subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Corporation or any of its subsidiaries under), nor has the Corporation or any of its subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any material agreement (whether or not such default or violation has been waived) or (ii) is in violation of any order of which the Corporation has been made aware in writing of any court, arbitrator or governmental body having jurisdiction over the Corporation or its properties or assets, except in each case as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(q) Except as described in the Exchange Act Reports, there are no actions, suits, proceedings or inquiries pending or, to the Corporation’s knowledge, threatened against or affecting the Corporation or any of its Material Subsidiaries at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which, in any way could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Corporation and its subsidiaries (taken as a whole) or which affects or may affect the sale of the Securities hereunder or which would impair the ability of the Corporation to consummate the transactions contemplated hereby or by the Registration Rights Agreement or to duly observe and perform any of its covenants or obligations contained in this Agreement or the Registration Rights Agreement and the Corporation is not aware of any existing ground on which such action, suit, proceeding or inquiry might be commenced with any reasonable likelihood of success.  Neither the Corporation nor any subsidiary, nor to the Corporation’s knowledge, any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Corporation’s knowledge there is not pending or contemplated, any investigation by the Commission involving the Corporation or any current or former director or officer of the Corporation.

(r) Each of the Corporation and its subsidiaries has good and marketable title to its property and assets free and clear of all liens and defects that would affect the value thereof or interfere with the use made or to be made thereof by the Corporation or such subsidiary, as the case may be, except for such liens and defects which would not, singly or in the aggregate, result in or reasonably be expected to result in a Material Adverse Effect on the Corporation or its subsidiaries (taken as a whole), and each of the Corporation and its subsidiaries holds all of its leased real or personal property under valid and enforceable leases with no exceptions that would interfere with the use made or to be made thereof by the Corporation or such subsidiary, as the case may be, except for such exceptions which would not, singly or in the aggregate, result in or reasonably be expected to result in a Material Adverse Effect on the Corporation as its subsidiaries (taken as a whole), and neither the Corporation or any of its subsidiaries, as the case may be, has received notice of any claim of any sort that has been asserted by any person adverse to the rights of the Corporation or any of its subsidiaries, as the case may be, to the continuing possession and use of the leased or subleased properties except for such claims which would not, singly or in the aggregate, result in or reasonably be expected to result in a Material Adverse Effect on the Corporation or its subsidiaries (taken as a whole), each of the Corporation and its Material Subsidiaries owns or leases all such properties as are necessary to its business as currently conducted or proposed to be conducted.

(s) Excepting out those things and matters which are not material to the Corporation or any of its Material Subsidiaries, the Corporation and each of its Material Subsidiaries has duly and on a timely basis filed all tax returns required to be filed by it, has paid all taxes due and payable by it and has paid all assessments and re-assessments and all other taxes, governmental charges, penalties, interest and other fines due and payable by it and which are claimed by any governmental authority to be due and owing and adequate provision has been made for taxes payable for any completed fiscal period for which tax returns are not yet required and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return or payment of any tax, governmental charge or deficiency by the Corporation or any Material Subsidiary and there are no actions, suits, proceedings, investigations or claims or, to the Corporation’s knowledge, threatened or pending against the Corporation or any Material Subsidiary in respect of taxes, governmental charges or assessments or any matters under discussion with any governmental authority relating to taxes, governmental charges or assessments asserted by any such authority.

(t) The Corporation and each Material Subsidiary is insured by insurers of recognized financial responsibly against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring the Corporation and each Material Subsidiary or its businesses, assets, employees, officers and directors are in full force and effect, except where the failure to be in full force and effect would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Corporation and its subsidiaries (taken as a whole) or their assets.

(u) Except to the extent that any violation or other matter referred to in this subparagraph does not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Corporation and its subsidiaries (taken as a whole): (i) the Corporation and each subsidiary is not in violation of any applicable federal, provincial, state, municipal or local laws, regulations, orders, government decrees or ordinances with respect to environmental, health or safety matters (collectively, “Environmental Laws”); (ii) the Corporation and each subsidiary has operated its business at all times and has received, handled, used, stored, treated, shipped and disposed of all contaminants without violation of Environmental Laws; (iii) except as have been disclosed in the Exchange Act Reports, there have been no spills, releases, deposits or discharges of hazardous or toxic substances, contaminants or wastes into the earth, air or into any body of water or any municipal or other sewer or drain water systems by the Corporation and each subsidiary that have not been remedied; (iv) no orders, directions or notices have been issued and remain outstanding pursuant to any Environmental Laws relating to the business or assets of the Corporation and each subsidiary; (v) the Corporation and each subsidiary has not failed to report to the proper federal, provincial, municipal or other political subdivision, government, department, commission, board, bureau, agency or instrumentality, domestic or foreign (“Government Authority”) the occurrence of any event which is required to be so reported by any Environmental Law; and (vi) the Corporation and each subsidiary holds, or will hold at the required time, all licenses, permits and approvals required under any Environmental Laws in connection with the operation of its business and the ownership and use of its assets, all such licenses, permits and approvals are in full force and effect, and except for notifications and conditions of general application to assets of the type owned by it and the Corporation and each subsidiary has not received any notification pursuant to any Environmental Laws that any work, repairs, constructions or capital expenditures are required to be made by it as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto, or that any license, permit or approval referred to above is about to be reviewed, made subject to limitation or conditions, revoked, withdrawn or terminated.

(v) Each of the Corporation and its Material Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by it and neither the Corporation nor any subsidiary has received any notice and is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Corporation or its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result or would reasonably be expected to result in a Material Adverse Effect on the Corporation or its subsidiaries (taken as a whole).

(w) The Corporation is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(x) Except as disclosed in the Exchange Act Reports, the Corporation and each Material Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that in all material respects: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (iii) access to assets is permitted only in accordance with management’s general or specific authorization.

(y) Except as disclosed in the Exchange Act Reports, the Corporation maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by the Corporation in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act, and that such information is accumulated and communicated to the Corporation’s management as appropriate to allow timely decisions regarding required disclosure.  The Corporation has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(z) The Corporation has not (i) taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or (ii) sold or issued any securities that would be integrated with the Offering of any of the Securities pursuant to the Securities Act or the interpretations thereof by the Commission.

(aa) There is and has been no failure on the part of the Corporation or any of the Corporation’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications to the extent that the Corporation is or has been required to comply with the Sarbanes-Oxley Act and such rules.

(bb) No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Corporation or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Corporation.

(cc) Assuming the accuracy of the Investor’s representations and warranties set forth in Section 9 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Corporation to the Investor under this Agreement.

(dd) Neither the Corporation nor any of its subsidiaries, nor to the Corporation’s knowledge, any directors, officers, employees, agents or other persons acting at the direction of or on behalf of the Corporation or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Corporation violated any applicable law, rule or regulation of any locality with respect to anti-bribery, including the Foreign Corrupt Practices Act of 1977, as amended.

(ee) Neither the Corporation nor any subsidiary nor, to the Corporation’s knowledge, any director, officer, agent, employee, affiliate or person acting on behalf of the Corporation or any subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Corporation will not knowingly directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ff) The operations of each of the Corporation and any subsidiary are and have been conducted at all times in compliance with the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and to the Corporation’s knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Corporation and/or any subsidiary with respect to the Money Laundering Laws is pending or threatened.

(gg) Except as disclosed in the Exchange Act Reports, the Corporation has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Corporation.

(hh) There is no transaction, arrangement, or other relationship between the Corporation (or any subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Corporation in its Exchange Act filings and is not so disclosed and would have or reasonably be expected to have a Material Adverse Effect.

(ii) Neither the Corporation nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Securities.

(jj) The Corporation is not, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

9.	The Investor hereby makes the following representations, warranties and covenants to the Corporation:

(a) The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if the Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of the Investor.  Each of this Agreement and the Registration Rights Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by such the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

(c) The Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  The Investor is acquiring the Securities hereunder in the ordinary course of its business.  The Investor does not presently have any agreement, plan or understanding, directly or indirectly, with any person

(d) to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity.

(e) The Investor understands that all certificates representing the Securities will bear a legend substantially as follows until such time as such legend is no longer required under applicable requirements of the Securities Act, state securities laws or applicable Canadian securities laws:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state.  The securities may not be offered, sold, transferred or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.  Unless permitted under securities legislation, the holder of this security must not trade the security in Canada before [the date that is 4 months and a day after the distribution date].”

(f) The Investor understands that the Corporation, in its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates for the Securities which are required to bear the legend set forth above.

(g) At the time the Investor was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(h) The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(i) The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(j) The Investor acknowledges that it has had the opportunity to review the Exchange Act Reports and this Agreement and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Corporation concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Corporation and the Material Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect the Investor’s right to rely on the truth, accuracy and completeness of the Exchange Act Reports and the Corporation’s representations and warranties contained in this Agreement.  The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(k) No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Corporation or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

(l) The Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and the Investor confirms that it has not relied on the advice of any other investor’s business and/or legal counsel in making such decision.  The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Corporation to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(m) The Investor understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Corporation is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(n) The Investor acknowledges that the Corporation will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Corporation may issue additional shares of Common Stock from time to time.  The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

(o) The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(p) If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Investor covenants that it will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Securities.

(q) The Investor acknowledges that it may not be able to resell the Securities into Canada except in accordance with limited exemptions under applicable Canadian securities laws and regulatory policy until expiry of the applicable restricted period and compliance with the other requirements of applicable law.

(r) The Investor represents and warrants that it is purchasing the Securities as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Securities, it is resident in or otherwise subject to applicable securities laws of the jurisdiction set out as the “domicile” on the Investor Signature Page hereof and it is an “accredited investor”, as such term is defined in National Instrument 45-106 - “Prospectus and Registration Exemptions” (“NI 45-106”) promulgated under the securities legislation of the provinces of Canada, it was not created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in NI 45-106 attached hereto as Appendix A.

(s) The Investor represents and warrants that, to its knowledge, the funds representing the aggregate purchase price which will be advanced by the Investor hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Investor acknowledges that the Corporation may in the future be required by law to disclose the Investor's name and other information relating to this Agreement and the Investor's subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and to the best of the Investor's knowledge (i) none of the subscription funds to be provided by the Investor (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Investor, and (ii) it shall promptly notify the Corporation if the Investor discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

(t) The Investor acknowledges that this Agreement and the Exhibits hereto require the Investor (or any beneficial investor for whom the Investor is contracting) to provide certain personal information to the Corporation.  Such information is being collected by the Corporation for the purposes of completing the offering of Securities, which includes, without limitation, determining the

Investor's (or any beneficial Investor for whom the Investor is contracting) eligibility to purchase the Securities under applicable securities legislation, preparing and registering any certificates representing Securities to be issued to the Investor and completing filings required by any stock exchange or securities regulatory authority.  Solely in connection with such purposes, the Investor's (or any beneficial Investor for whom the Investor is contracting) personal information may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation's registrar and transfer agent, and (c) legal counsel to the Corporation.  By executing this Agreement, the Investor (or any beneficial Investor for whom the Investor is contracting) consents to the foregoing collection, use and disclosure of the Investor's (or any beneficial Investor for whom the Investor is contracting) personal information.  The Investor (or any beneficial Investor for whom the Investor is contracting) also consents to the filing of copies or originals of any of the Investor's (or any beneficial Investor for whom the Investor is contracting) documents delivered in connect with the Offering as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.  The Investor (on its own behalf and on behalf of any beneficial investor for whom it is contracting hereunder) further acknowledges that it has been notified by the Corporation (a) of the requirement to deliver to the Ontario Securities Commission (the “OSC”) the full name, residential address and telephone number of the purchaser of the securities, the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of distribution; (b) that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation; (c) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (d) that the Administrative Assistant to the Director of Corporate Finance can be contacted at Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, or at (416) 593 8086, regarding any questions about the OSC's indirect collection of this information.

10.
(a)           In addition to the indemnity provided in the Registration Rights Agreement, the Corporation will indemnify and hold the Investor and its directors, officers, stockholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls the Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of (i) any breach of any of the representations, warranties, covenants or agreements made by the Corporation in this Agreement or in the Registration Rights Agreement or (ii) any action instituted against an Investor Party in any capacity, or any of them or their respective affiliates, by any stockholder of the Corporation who is not an affiliate of such Investor Party, with respect to any of the transactions contemplated by this Agreement.  The Corporation will not be liable to any Investor Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the Registration Rights Agreement.

(b)           Any Investor Party entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the Corporation after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification pursuant to this Agreement; provided, however, that the failure to so notify the Corporation shall not relieve the Corporation of any liability or obligation that it may have to the Indemnified Party hereunder (except to the extent that it shall be finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that the Corporation has been materially prejudiced or otherwise forfeited substantive rights or defenses by reason of such failure).  If notice of commencement of any such action is given to the Corporation as above provided, the Corporation shall be entitled to participate in and to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party.  The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Corporation agrees to pay the same, (ii) the Corporation fails to promptly assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) such parties have been advised in writing by such counsel that either (x) representation of such Indemnified Party and the Corporation by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Corporation, in any of such cases, the Corporation shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Corporation shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all similarly-situated Indemnified Parties.  The Corporation shall not be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.  The Corporation shall not, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

11.	The Corporation will use its reasonable best efforts to list the Securities for quotation on the NYSE AMEX and maintain the listing of the Securities on the NYSE AMEX.

12.
The obligation of the Investor to acquire the Securities at the Closing is subject to the fulfillment to the Investor’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Investor:

(a)           The representations and warranties of the Corporation contained herein shall be true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)           The Corporation shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(c)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)           The Corporation shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(e)           The Common Stock (i) shall be designated for quotation or listed on the NYSE AMEX and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the NYSE AMEX from trading on the NYSE AMEX nor shall suspension by the Commission or the NYSE AMEX have been threatened, as of the Closing Date, either (A) in writing by the Commission or the NYSE AMEX or (B) by falling below the minimum listing maintenance requirements of the NYSE AMEX.  The Corporation shall have obtained approval of the NYSE AMEX to list the Securities.

(f)           The Corporation shall have delivered the Corporation Deliverables in accordance with Section 6.

(g)           The Corporation shall have delivered to the Investor a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 12(a) and (b) in the form attached hereto as Exhibit D.

13.
The Corporation’s obligation to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Corporation, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Corporation:

(a)           The representations and warranties made by the Investor in Section 9 hereof shall be true and correct as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)           The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

(c)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)           The Corporation shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)           The Investor shall have delivered its Investor Deliverables in accordance with Section 7.

14.
Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Corporation and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

15.	This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Corporation and the Investor.

16.
In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

17.
This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

18.
This Agreement may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when counterparts have been signed by each party hereto and delivered to the other party.

19.
The Investor acknowledges and agrees that such Investor’s receipt of the Corporation’s counterpart to this Agreement shall constitute written confirmation of the Corporation’s agreement to sell Securities to such Investor.  No federal or state agency or authority has made any finding or determination as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities.  Any representation to the contrary is a criminal offense.  In making an investment decision, Investors must rely on their own examination of the Corporation and the terms of the Offering, including the merits and risks involved.

20.	The obligations of the parties hereunder are subject to all required regulatory approvals being obtained.

21.
The restrictive legend set forth in Section 9(d) above shall be removed and the Corporation shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144, or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions.  Following the earlier of (i) the effective date of a registration statement covering the resale of the Securities or (ii) Rule 144 becoming available for the resale of the Securities, without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 as to the Securities and without volume or manner-of-sale restrictions, the Corporation shall instruct its transfer agent to remove the legend from the Securities and shall cause its counsel to issue any legend removal opinion required by the transfer agent.  Any fees (with respect to the transfer agent, Corporation counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Corporation.  If a legend is no longer required pursuant to the foregoing, the Corporation will no later than three (3) business days following the delivery by the Investor to the Corporation or the transfer agent (with notice to the Corporation) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) deliver or cause to be delivered to the Investor a certificate or instrument (as the case may be) representing such Securities that is free from all restrictive legends.  Certificates for Securities free from all restrictive legends may be transmitted by the transfer agent to the Investor by crediting the account of the Investor’s prime broker with DTC as directed by the Investor.

22.
In order to enable the Investor to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing, the Corporation shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Corporation after the date hereof pursuant to the Exchange Act.  During such one year period, if the Corporation is not required to file reports pursuant to such laws, it will prepare and furnish to the Investor and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Securities pursuant to Rule 144.

23.
The Corporation agrees to timely file a Form D with respect to the Securities as required under Regulation D.  The Corporation, on or before the Closing Date, shall take such action as the Corporation shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).  The Corporation shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date.

24.
Unless this Agreement is terminated pursuant to Section 25, the Corporation shall reimburse the Investor for all legal fees and expenses incurred in connection with this Agreement (up to a maximum of $25,000), which amount shall be paid directly by the Corporation at the Closing.  Except as set forth in this Section 24, the Corporation and the Investor shall each pay the fees and expenses of their respective advisers, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.  The Corporation shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Investor.

25.
This Agreement may be terminated and the sale and purchase of the Securities to the Investor abandoned at any time prior to the Closing by either the Corporation or the Investor upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the thirtieth (30th) day following the date of this Agreement; provided, however, that the right to terminate this Agreement hereunder shall not be available to any person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.  Nothing in this Section shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.  Upon a termination in accordance with this Section, the Corporation and the Investor shall not have any further obligation or liability (including arising from such termination) to the other.

26.
The obligations of each Investor under their respective subscription agreements and the Registration Rights Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any such agreement.  The decision of each Investor to purchase securities pursuant to their respective subscription agreements has been made by such Investor independently of any other Investor.  Nothing contained herein or in any other subscription agreement or in the Registration Rights Agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the subscription agreements or the Registration Rights Agreement.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment their respective subscription agreements and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the subscription agreements or the Registration Rights Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of its subscription agreement or out of the Registration Rights Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[The remainder of this page is intentionally left blank]

INVESTOR SIGNATURE PAGE

Number of Securities:

Purchase Price Per Security: $

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:                     , 2009

INVESTOR

By:_______________________________
     Name:
     Title:

Name in which Securities are to be registered:

Mailing Address:                 _______________________________
_______________________________
_______________________________

Taxpayer Identification Number:

Domicile:

Address for Notice:             _______________________________
_______________________________
_______________________________
Facsimile No.:
E-mail Address:
Attention:

Agreed and Accepted this ___ day of _________, 2009:

OILSANDS QUEST INC.

By:_______________________________
     Name:
     Title:

EXHIBIT A

Form of Registration Rights Agreement

EXHIBIT B

Form of Opinion of Corporation Counsel*

1.	The Corporation is validly existing as a corporation in good standing under the laws of the State of Colorado.

2.
The Corporation has the corporate power and authority to execute and deliver and to perform its obligations under the Subscription Agreement, including, without limitation, to issue the Securities under the Subscription Agreement.

3.
Each of the Subscription Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery by the Investor (to the extent they are a party), each of the Subscription Agreement and the Registration Rights Agreement constitutes a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms.

4.
The execution and delivery by the Corporation of each of the Subscription Agreement and the Registration Rights Agreement and the performance by the Corporation of its obligations under such agreements, including its issuance and sale of the Securities, do not and will not: (a) require any consent, approval, license or exemption by, order or authorization of, or filing, recording or registration by the Corporation with any federal or state governmental authority, except (1) as may be required by federal securities laws with respect to the Corporation’s obligations under the Registration Rights Agreement, (2) the filings required in accordance with Section 8(d) of the Subscription Agreement, (b) violate any federal or state statute, rule or regulation, or any rule or regulation of the NYSE AMEX, or any court order, judgment or decree, if any, listed in Exhibit A hereto, which Exhibit lists all court orders, judgments and decrees that the Corporation has certified to us are applicable to it, (c) result in any violation of the Articles of Incorporation, as amended, or Bylaws, as amended, of the Corporation or (d) result in a breach of, or constitute a default under, any contract of the Corporation that was filed as an exhibit to the SEC Reports pursuant to Item 601 of Regulation S-K.

5.
Assuming the accuracy of the representations, warranties and compliance with the covenants and agreements of the Investor and the Corporation contained in the Subscription Agreement, it is not necessary, in connection with the offer, sale and delivery of the Securities to the Investor to register the Securities under the Securities Act.

6.
The Securities being delivered to the Investor pursuant to the Subscription Agreement have been duly and validly authorized and, when issued, delivered and paid for as contemplated in the Subscription Agreement, will be duly and validly issued, fully paid and non-assessable, and free of any preemptive right or similar rights contained in the Corporation’s Articles of Incorporation, as amended, or Bylaws, as amended.

*  The opinion letter of Corporation Counsel will be subject to customary limitations and carveouts.

EXHIBIT C

Form of Secretary’s Certificate

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Oilsands Quest Inc., a Colorado corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Subscription Agreement, dated as of __________, 2009, by and among the Company and the investors party thereto (the “Subscription Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Subscription Agreement.

1.
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on [_______], 2009.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.
Attached hereto as Exhibit B is a true, correct and complete copy of the Articles of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Articles of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.
Attached hereto as Exhibit C is a true, correct and complete copy of the Amended and Restated Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Amended and Restated Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.
Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Subscription Agreement and the Registration Rights Agreement on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature
_________________________
_________________________

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of __________, 2009.

[_____________]
Secretary

I, [_____________], Chief Financial Officer, hereby certify that [_____________] is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

[______________]
Chief Financial Officer

EXHIBIT D

Form of Officer’s Certificate

The undersigned, the Chief Financial Officer of Oilsands Quest Inc., a Colorado corporation (the “Corporation”), pursuant to Section 12(g) of the Subscription Agreement, dated as of _______, 2009, by and among the Corporation and the investors signatory thereto (the “Subscription Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Subscription Agreement):

1.
The representations and warranties of the Corporation contained in the Subscription Agreement are true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

2.
The Corporation has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of _________, 2009.

___________________________
[__________]
Chief Financial Officer

APPENDIX A

Accredited Investor   (defined in NI 45-106) means:

(a)	a Canadian financial institution, or a Schedule III bank; or
(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or
(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or

(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or
(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada; or
(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec; or

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or
(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) a pension commission or similar regulatory authority of a jurisdiction of Canada; or
(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or
(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

(Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below.)
(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or
(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or
(n)	an investment fund that distributes or has distributed its securities only to
(i) a person that is or was an accredited investor at the time of the distribution,
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [minimum amount investment] or 2.19 [additional investment in investment funds] of NI 45-106, or
(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [investment fund reinvestment] of NI 45-106; or
(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt; or

(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

(q)	a person acting on behalf of a fully managed account managed by that person, if that person
(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(ii) in Ontario, is purchasing a security that is not a security of an investment fund; or
(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or
(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in NI 45-106); or

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor

For the purposes hereof and the Subscription Agreement:

“affiliate” means an issuer connected with another issuer because

(b)	one of them is the subsidiary of the other, or

(c)	each of them is controlled by the same person;

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means

(d)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(e)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“director” means

(f)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(g)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(b)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(ii)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“executive officer” means, for an issuer, an individual who is

(h)	a chair, vice-chair or president,

(i)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(j)	performing a policy-making function in respect of the issuer;

“financial assets” means

(k)	cash,

(l)	securities, or

(m)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“founder” means, in respect of an issuer, a person who,

(n)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(o)	at the time of the distribution or trade is actively involved in the business of the issuer;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

“individual” means a natural person, but does not include

(p)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(q)	a natural person in the person's capacity as trustee, executor, administrator or other legal personal representative;

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c.429 whose business objective is making multiple investments;

“jurisdiction” means a province or territory of Canada except when used in the term “foreign jurisdiction”;

“local jurisdiction” means the jurisdiction in which the applicable Canadian securities regulatory authority is situate;

“mutual fund” has the meaning ascribed to it under the securities legislation of the local jurisdiction;

“non-redeemable investment fund” means an issuer,

(r)	whose primary purpose is to invest money provided by its securityholders,

(s)	that does not invest:

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(t)	that is not a mutual fund.

“person” includes

(u)	an individual,

(v)	a corporation,

(w)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(x)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

“regulator” means, for the local jurisdiction, the person referred to in Appendix D of National Instrument 14-101 opposite the name of the local jurisdiction;

“related liabilities” means

(y)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(z)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means an individual who,

(aa)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(bb)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(cc)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Control

A person (first person) is considered to control another person (second person) if

(dd)
the first person beneficially owns or, directly or indirectly, exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(ee)	the second person is a partnership, other than a limited partnership, and first person holds more than 50% of the interests of the partnership, or

(ff)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references are in Canadian Dollars.